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                                                                   EXHIBIT 28.7

               MONTHLY SERIES 2000-1 CERTIFICATEHOLDERS' STATEMENT
                      FIRST USA BANK, NATIONAL ASSOCIATION
                        WACHOVIA CREDIT CARD MASTER TRUST

         Listed below is the information which is required to be prepared with respect to the distribution date of September 17, 2001 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
         -------------------------------------------------------------------------------------
         Original Certificate Principal Amount)
         --------------------------------------

         1.    The amount of the current monthly distribution in respect of Class A Monthly Principal              $            0.00

         2.    The amount of the current monthly distribution in respect of Class B Monthly Principal              $            0.00

         3.    The amount of the current monthly distribution in respect of Collateral Monthly Principal           $            0.00

         4.    The amount of the current monthly distribution in respect of Class A Monthly Interest               $            3.47

         5.    The amount of the current monthly distribution in respect of Class A Deficiency Amounts             $            0.00

         6.    The amount of the current monthly distribution in respect of Class A Additional Interest            $            0.00

         7.    The amount of the current monthly distribution in respect of Class B Monthly Interest               $            3.69

         8.    The amount of the current monthly distribution in respect of Class B Deficiency Amounts             $            0.00

         9.    The amount of the current monthly distribution in respect of Class B Additional Interest            $            0.00

        10.    The amount of the current monthly distribution in respect of Collateral Monthly Interest            $            4.07

        11.    The amount of the current monthly distribution in respect of any accrued and unpaid
               Collateral Monthly Interest                                                                         $            0.00

E.       Information Regarding the Performance of the Trust
         --------------------------------------------------

         1.    Collection of Principal Receivables
               -----------------------------------

               (a)    The aggregate amount of Collections of Principal Receivables processed during
                      the related Monthly Period which were allocated in respect of the Class A Certificates       $   67,222,448.16

               (b)    The aggregate amount of Collections of Principal Receivables processed during
                      the related Monthly Period which were allocated in respect of the Class B Certificates       $    5,535,966.32

               (c)    The aggregate amount of Collections of Principal Receivables processed during the related
                      Monthly Period which are allocated in respect of the Collateral Interest                     $    6,326,818.65

         2.    Principal Receivables in the Trust
               ----------------------------------

               (a)    The aggregate amount of Principal Receivables in the Trust as of the end of the
                      day on the last day of the related Monthly Period                                            $3,050,306,613.58
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
               (b)    The amount of Principal Receivables in the Trust represented by the Investor
                      Interest of Series 2000-1 as of the end of the day on the last day of the
                      related Monthly Period                                                                 $750,000,000.00

               (c)    The amount of Principal Receivables in the Trust represented by the Series 2000-1
                      Adjusted Investor Interest as of the end of the day on the last day of the
                      related Monthly Period                                                                 $750,000,000.00

               (d)    The amount of Principal Receivables in the Trust represented by the Class A
                      Investor Interest as of the end of the day on the last day of the related Monthly
                      Period                                                                                 $637,500,000.00

               (e)    The amount of Principal Receivables in the Trust represented by the Class A
                      Adjusted Investor Interest as of the end of day on the last day of the related
                      Monthly Period                                                                         $637,500,000.00

               (f)    The amount of Principal Receivables in the Trust represented by the Class B
                      Investor Interest as of the end of the day on the last day of the related Monthly
                      Period                                                                                 $ 52,500,000.00

               (g)    The amount of Principal Receivables in the Trust represented by the Collateral
                      Interest as of the end of the date on the last day of the related Monthly Period       $ 60,000,000.00

               (h)    The Floating Investor Percentage with respect to the related Monthly Period                    24.3734%

               (i)    The Class A Floating Allocation with respect to the related Monthly Period                     85.0000%

               (j)    The Class B Floating Allocation with respect to the related Monthly Period                      7.0000%

               (k)    The Collateral Floating Allocation with respect to the related Monthly Period                   8.0000%

               (l)    The Fixed Investor Percentage with respect to the related Monthly Period                       24.3734%

               (m)    The Class A Fixed Allocation with respect to the related Monthly Period                        85.0000%

               (n)    The Class B Fixed Allocation with respect to the related Monthly Period                         7.0000%

               (o)    The Collateral Fixed Allocation with respect to the related Monthly Period                      8.0000%

         3.    Delinquent Balances
               -------------------

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                        Aggregate                                Percentage
                                                                         Account                                   of Total
                                                                         Balance                                Receivables
                                                                         -------                                -----------
               (a)    30 - 59 days:                                  $ 37,421,744.05                              1.2127%
                                                                     ---------------
               (b)    60 - 89 days:                                  $ 23,747,869.14                              0.7696%
                                                                     ---------------
               (c)    90 - or more days:                             $ 49,194,487.53                              1.5943%
                                                                     ---------------
                                             Total:                  $110,364,100.72                              3.5766%
                                                                     ---------------
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
      4.    Investor Default Amount
            -----------------------
            (a)    The Aggregate Investor Default Amount for the related Monthly
                   Period                                                                       $4,049,788.98

            (b)    The Class A Investor Default Amount for the related Monthly Period           $3,442,320.63

            (c)    The Class B Investor Default Amount for the related Monthly Period           $  283,485.23

            (d)    The Collateral Default Amount for the related Monthly Period                 $  323,983.12

      5.    Investor Charge Offs
            --------------------

            (a)    The aggregate amount of Class A Investor Charge-Offs for the
                   related Monthly Period                                                       $        0.00

            (b)    The aggregate amount of Class A Investor Charge-Offs set
                   forth in 5 (a) above per $1,000 of original Certificate
                   principal amount                                                             $        0.00

            (c)    The aggregate amount of Class B Investor Charge-Offs for the
                   related Monthly Period                                                       $        0.00

            (d)    The aggregate amount of Class B Investor Charge-Offs set
                   forth in 5 (c) above per $1,000 of original certificate
                   principal amount                                                             $        0.00

            (e)    The aggregate amount of Collateral Charge-Offs for the related
                   Monthly Period                                                               $        0.00

            (f)    The aggregate amount of Collateral Charge-Offs set
                   forth in 5 (e) above per $1,000 of original certificate principal
                   amount                                                                       $        0.00

            (g)    The aggregate amount of Class A Investor Charge-Offs
                   reimbursed on the Transfer Date immediately preceding this
                   Distribution Date                                                            $        0.00

            (h)    The aggregate amount of Class A Investor Charge-Offs set
                   forth in 5 (g) above per $1,000 original certificate
                   principal amount re-imbursed on the Transfer Date
                   immediately preceding this Distribution Date                                 $        0.00

            (i)    The aggregate amount of Class B Investor Charge-Offs
                   reimbursed on the Transfer Date immediately preceding this
                   Distribution Date                                                            $        0.00

            (j)    The aggregate amount of Class B Investor Charge-Offs set forth in
                   5 (i) above per $1,000 original certificate principal amount re-imbursed on the Transfer Date immediately preceding this
                   Distribution Date                                                            $        0.00

            (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                   on the Transfer Date immediately preceding this Distribution Date            $        0.00

            (l)    The aggregate amount of Collateral Charge-Offs set forth
                   in 5(k) above per $1,000 original certificate principal
                   amount reimbursed on the Transfer Date immediately
                   preceding Distribution Date                                                  $        0.00
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
         6.    Investor Servicing Fee
               ----------------------

               (a)    The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
                      the related Monthly Period                                                                 $    531,250.00

               (b)    The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
                      the related Monthly Period                                                                 $     43,750.00

               (c)    The amount of the Collateral Interest Servicing Fee payable
                      by the Trust to the Servicer for the related Monthly Period                                $     50,000.00

         7.    Reallocations
               -------------

               (a)    The amount of Reallocated Collateral Principal Collections with respect to
                      this Distribution Date                                                                     $          0.00

               (b)    The amount of Reallocated Class B Principal Collections with respect to this
                      Distribution Date                                                                          $          0.00

               (c)    The Collateral Interest as of the close of business on this Distribution Date              $ 60,000,000.00

               (d)    The Class B Investor Interest as of the close of business on this Distribution Date        $ 52,500,000.00

         8.    Collection of Finance Charge Receivables
               ----------------------------------------

               (a)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period
                      which were allocated in respect of the Class A Certificate                                 $  9,028,066.61

               (b)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period
                      which were allocated in respect of the Class B
                      Certificates                                                                               $    743,487.84

               (c)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period
                      which were allocated in respect of the Collateral Interest                                 $    849,700.39

         9.    Principal Funding Amount

               (a)    The principal amount on deposit in the Principal Funding Account on the
                      related Transfer Date                                                                      $          0.00

               (b)    The Accumulation Shortfall with respect to the related Monthly Period                      $          0.00

               (c)    The Principal Funding Investment Proceeds deposited in the Finance Charge Account          $          0.00
                      on the related Transfer Date

               (d)    The amount of all or the portion of the Reserve Draw Amount deposited in the Finance
                      Charge Account on the related Transfer Date from the Reserve Account
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
         10.   Reserve Draw Amount                                                                               $         0.00
               -------------------

         11.   Available Funds
               ---------------

               (a)    The amount of Class A Available Funds on deposit in the Finance Charge Account
                      on the related Transfer Date                                                               $ 9,028,066.61

               (b)    The amount of Class B Available Funds on deposit in the Finance Charge Account
                      on the related Transfer Date                                                               $   743,487.84

               (c)    The amount of Collateral Available Funds on deposit in the Finance Charge Account
                      on the related Transfer Date                                                               $   849,700.39

         12.   Portfolio Yield
               ---------------

               (a)    The Portfolio Yield for the related Monthly Period                                                11.5143%

               (b)    The Portfolio Adjusted Yield for the related Monthly Period                                        4.5844%

F.       Floating Rate Determinations
         ----------------------------

         1.    LIBOR for the interest Period ending on this Distribution Date                                           3.64000%
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         First USA Bank,
         National Association
         Servicer

                                            By: /s/ Tracie Klein
                                               --------------------------------
                                               Name:  Tracie H. Klein
                                               Title: First Vice President